PowerShares Exchange-Traded Fund Trust II

  PowerShares VRDO Tax-Free Weekly Portfolio  –  PVI

PowerShares Exchange-Traded Fund Trust II (the "Trust") is a registered investment company that currently consists of twenty-two separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to the PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund").

The Fund's shares (the "Shares") have been approved for listing on the American Stock Exchange LLC (the "AMEX" or the "Exchange"), subject to notice of issuance. Market prices for the Shares may differ to some degree from the net asset value ("NAV") of the Shares. The Fund will issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units").

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated November 8, 2007

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

TABLE OF CONTENTS

4	Introduction – PowerShares Exchange-Traded Fund Trust II

4	Who Should Invest in the Fund

4	Tax Advantaged Product Structure

5	PowerShares VRDO Tax-Free Weekly Portfolio

14	Additional Investment Strategies

14	Additional Risks

15	Portfolio Holdings

15	Management of the Fund

18	How to Buy and Sell Shares

20	Creations, Redemptions and Transaction Fees

23	Dividends, Distributions and Taxes

27	Distributor

27	Net Asset Value

28	Fund Service Providers

28	Index Provider

28	Disclaimers

30	Other Information

INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST II

The Trust is an investment company consisting of twenty-two separate exchange-traded "index funds." The investment objective of the funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the PowerShares VRDO Tax-Free Weekly Portfolio. PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Fund.

The Fund's Shares have been approved for listing on the Exchange, subject to notice of issuance. Market prices for the Shares may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, the Fund will issue and redeem Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Except when aggregated in Creation Units, Shares of the Fund are not redeemable securities of the Fund.

WHO SHOULD INVEST IN THE FUND

The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of municipal securities in a specified index. The Fund may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument. The Fund intends to pay income that is exempt from Federal income taxes and the Federal alternative minimum tax ("AMT").

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund shares are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day's next calculated NAV. Redemptions are generally in-kind. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

PowerShares VRDO Tax-Free Weekly Portfolio

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Thomson Municipal Market Data VRDO Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that are reset weekly (the "80% policy"). The Fund will normally invest at least 80% of its assets in the securities that comprise the Thomson Municipal Market Data VRDO Index and generally expects to so invest at least 90% of its assets. The Fund, however, reserves the right to invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in VRDO securities not included in the Underlying Index to the extent that the Adviser believes such investments will facilitate the Fund's ability to achieve its investment objective. Securities included in the Thomson Municipal Market Data VRDO Index will be selected by Municipal Market Data, a unit of Thomson Financial Services (the "Index Provider"). The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Thomson Municipal Market Data VRDO Index is designed to track the performance of tax-exempt VRDO bonds and includes approximately 150 securities. The Thomson Municipal Market Data VRDO Index is adjusted quarterly.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index.

The Adviser will use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index to obtain a representative sample of municipal securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective (currently, the Fund expects to hold approximately 25 bonds out of the 150 bonds in the Underlying Index).

Index Methodology

The Thomson Municipal Market Data VRDO Index includes a pool of tax-exempt short-term VRDOs issued by municipalities in the United States that reset interest rates on a weekly basis. Qualifying securities must: (a) have a minimum amount outstanding of $50 million; (b) reset interest rates on a weekly basis; (c) have a monthly coupon payment; and (d) be either insured or supported by a letter of credit ("LOC") from a high quality bank, as determined by the Index Provider (credit rating of the bank issuing the LOC must be AA or better), and must be rated by at least one credit agency. AMT issues, taxable issues and derivatives are excluded from the Underlying Index.

The constituents of the Underlying Index are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily. The Underlying Index is rebalanced on the last business day of each calendar quarter. Issues that meet the qualifying criteria are included in the Underlying Index for the following quarter. Issues that no longer meet the qualifying criteria during the course of a quarter remain in the Underlying Index until the next quarter-end rebalancing, at which point they are removed from the Underlying Index.

The Underlying Index began operations on October 31, 2007. Valuation data regarding the Underlying Index is available via Thomson Financial Services.

Information about VRDOs

Variable rate demand obligations are floating rate securities. Generally, the terms of a VRDO provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The VRDOs in which the Fund invests have maturities of up to 40 years and pay interest monthly or quarterly based on a floating rate that is reset weekly based on an index of short-term municipal rates. The Fund anticipates that it will purchase VRDOs at their par values.

VRDOs have a put feature, which allows the holder of the put to sell the security for an amount equal to its par value plus accrued interest on any date on which the interest rate is reset (either weekly or monthly), usually with one or seven days notice.

VRDOs are put back to a bank or other entity that serves as a liquidity provider (the "Remarketing Agent"), rather than the issuer. The Remarketing Agent tries to resell those VRDOs or, failing that, holds them in its own inventory. VRDOs commonly are either secured by letters of credit from the remarketing agent or a bank, and/or bond insurance. Generally, the issuers of VRDOs reserve the option to convert a VRDO to a fixed rate instrument. If a VRDO that the Fund held was to convert to a fixed rate instrument, the security would be excluded from the Underlying Index.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Variable Rate Debt Obligations Risk

There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make it difficult for the Fund to dispose of a variable rate instrument if the issuer and/or the Remarketing Agent defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. In addition, there is a risk that the Remarketing Agent will be unwilling or unable to purchase the VRDO securities in which the Fund invests at their par value, pursuant to their put feature.

Interest Rate Risk

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Municipal Insurance

A portion of the municipal securities held by the Fund will be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Call Risk

During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index.

Index Tracking Risk

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index). In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Underlying Index.

Tax Risk

There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

Passive Investments Risk

Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund invests in the bonds included in, or representative of, the Underlying Index regardless of their investment merits.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on November 8, 2007 and therefore does not have a performance history for a full calendar year.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors purchasing Shares in the secondary market will not pay the Creation/Redemption Transaction Fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.(1)

Shareholder Transaction Expenses (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500
Maximum Redemption Transaction Fee(2)	$2,000
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$80

(1)  The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending October 31, 2008.

(2)  If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants," or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $7,398 if the Creation Unit is redeemed after one year, and $21,122 if the Creation Unit is redeemed after three years.

If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee may be charged to the AP making the transaction.

The creation fee, redemption fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Additional Investment Strategies

The Fund may invest up to 20% of its assets in municipal securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index), and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Fund shareholders will be given 60 days' prior written notice of any change in the Fund's investment objective or the Fund's 80% policy noted above. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information under "Investment Restrictions."

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of the Fund's Shares will generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information.

Management of the Fund

PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Exchange-Traded Fund Trust II, also known as PowerShares XTF II, and the PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $14.3 billion as of October 31, 2007. PowerShares XTF II is currently comprised of 22 exchange-traded funds.

On September 18, 2006, INVESCO PLC acquired PowerShares Capital Management LLC. INVESCO PLC is an independent global investment manager. Operating under the AIM, INVESCO, INVESCO PERPETUAL and Atlantic Trust brands, INVESCO PLC strives to deliver products and services through a comprehensive array of retail and institutional products for clients around the world. INVESCO PLC, which had approximately $521 billion in assets under management as of October 31, 2007, is listed on the London, New York and Toronto stock exchanges with the symbol "IVZ."

PowerShares Capital Management LLC has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

PowerShares uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages PowerShares extensive resources.

John W. Southard Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Fund. In this capacity, he oversees the team of portfolio managers responsible for the day-to-day management of the Fund. The team of portfolio managers who are currently responsible for the day-to-day management of the Fund's portfolio are Philip Fang, Peter Hubbard, Jeffrey Kernagis and Rudolf Reitmann (the "Portfolio Managers"). Philip Fang acts as lead Portfolio Manager for the Fund and reports to Mr. Southard. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed the Fund since inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at

First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Philip Fang is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since inception. Prior to joining the Adviser, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was a Research Analyst and Trader for Ritchie Capital from September 2003 to May 2005.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since inception. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York Mellon from July 1996 to September 2006.

The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets. For its services, the Adviser receives a unitary management fee from the Fund which accrues daily and is payable monthly.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing service for the Fund.

A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement will be available in the annual report to shareholders for the period ending April 30, 2008.

How to Buy and Sell Shares

The Shares will be issued or redeemed by the Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Fund in the secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots" at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund's Shares have been approved for listing, subject to notice of issuance, on the AMEX under the symbol "PVI."

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to the accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board noted that the Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Fund's Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including: dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Fund's Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, and with respect to the redemption fees, the fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund's Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Purchase

Creation Units of the Fund generally will be sold for cash only, calculated based on the NAV per share multiplied by the number of shares representing a Creation Unit ("Deposit Cash"), plus a fixed transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of municipal securities ("Deposit Securities") and a cash payment referred to as the "Cash Component." The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the

Deposit Securities. The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable to the securities held by the Fund. The list of the names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Fund's custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of portfolio securities that would otherwise be provided by an in-kind purchaser.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the New York Stock Exchange (the "NYSE") (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed Creation Transaction Fee of $500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities, if applicable, subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption

The Fund's custodian makes available immediately prior to the opening of business each day of the NYSE, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). The Adviser expects Fund Securities should correspond pro rata to the extent practicable to the securities held by the Fund; however, Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund's Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund's Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund's Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Fund's may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed Redemption Transaction Fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and

Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Dividends, Distributions and Taxes

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on certain types of municipal securities, however, may be subject to the AMT). Depending on a shareholder's state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from the Fund's net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, non tax-exempt distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Distributions reinvested in additional Shares of the Fund through the means of the dividend reinvestment service will nevertheless be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future Congressional Action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011, and all dividends will be taxed at ordinary income rates.

If you lend your Fund Shares pursuant to securities lending or similar arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Fund will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Any market discount recognized by the Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

The Fund intends to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Fund's distributions and sales of Fund's Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund's Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

Distributions paid by the Fund to shareholders who are nonresident aliens or foreign entities ("Non-U.S. Shareholders") that are derived from VRDO tax-exempt bonds, and that are properly designated as exempt-interest dividends, will generally not be subject to U.S. withholding tax. Distributions of ordinary income paid to Non-U.S. Shareholders that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless an exemption applies or a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, with respect to taxable years of the Fund beginning before January 1, 2008, the portion of ordinary distributions paid to Non-U.S. Shareholders that are properly designated by the Fund as "short-term capital gain dividends" or "interest-related dividends" (generally, interest, original issue discount and market discount on bonds of a U.S. Issuer) will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.

Non-U.S. Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on capital gains dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Gains on the sale of shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of U.S. income tax or withholding tax to their investment in the Fund.

Distributor

AIM Distributors, Inc. (the "Distributor") serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BONY") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open, provided that NAV may be calculated as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The Fund's portfolio of municipal securities is valued by an outside independent pricing service. The pricing service has informed the Trust that in valuing the Fund's portfolio securities it uses both a computerized grid of tax-exempt securities and evaluations by its staff. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. When price quotes are not readily available for other Fund investments, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY is the administrator, custodian and fund accounting and transfer agent for the Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

Thomson Financial Services ("Thomson") and the Thomson Municipal Market Data VRDO Index are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Thomson or any of its affiliates or subsidiaries. Thomson and Municipal Market Data, as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Thomson and Municipal Market Data are licensing certain trademarks, the Underlying Index and trade names which are composed by Thomson and Municipal Market Data without regard to the Underlying Index, this product or any investor. The PowerShares VRDO Tax-Free Weekly Portfolio is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Thomson or any subsidiary or affiliate of Thomson, including Municipal Market Data. The Thomson Municipal Market Data VRDO Index is the exclusive property of Thomson. "Thomson" and "Municipal Market Data" are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Fund or the advisability of investing in securities generally. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation to take the needs of the Fund, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THOMSON, ANY AFFILIATE OF THOMSON OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THOMSON AND THE ADVISER, THE FUND OR THE DISTRIBUTOR.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Thomson trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting

Thomson to determine whether Thomson's permission is required. Under no circumstances may any person or entity claim any affiliation with Thomson without the written permission of Thomson.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Fund's Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new

Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund's Statement of Additional Information ("SAI"). The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. If you have questions about the Fund or Shares or you wish to obtain the SAI free of charge, please:

Call:  AIM Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o AIM Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

  Visit: www.powershares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549. The Trust's registration number under the 1940 Act is 811-21977.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

DEALERS EFFECTING TRANSACTIONS IN THE FUND'S SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, ARE GENERALLY REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO ANY OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.powershares.com

P-PVI-PRO-1

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated November 8, 2007

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated November 8, 2007 for PowerShares VRDO Tax-Free Weekly Portfolio, a series of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 337-4246.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-two portfolios. This Statement of Additional Information relates to the PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund" ). The Fund is "non-diversified" and, as such, the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

The other twenty-one funds of the Trust, the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Water Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Emerging Markets Soverign Debt Portfolio, PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Preferred Portfolio and PowerShares High Yield Corporate Bond Portfolio, are offered through eight separate prospectuses.

The Fund is managed by PowerShares Capital Management LLC (the "Adviser").

The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit, plus a fixed transaction fee. The Fund also reserves the right to permit or require Creation Units to be issued in exchange for a basket of municipal securities ("Deposit Securities") together with the deposit of a specified cash payment (the "Cash Component"). The Fund's Shares have been approved for listing on the American Stock Exchange LLC (the "AMEX" or the "Exchange"), subject to notice of issuance. Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Correlation is calculated at the Fund's fiscal year end by comparing the Fund's average daily total returns, before fees and expenses, to the Underlying Index's average daily total return over the prior one-year period or since inception if the Fund has been in existence for less than one year.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

1

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of the PowerShares VRDO Tax-Free Weekly Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the municipal securities index called the Thomson Municipal Market Data VRDO Index (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Fund's investment restrictions numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

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In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average daily total returns, before fees and expenses, to the Underlying Index's average daily total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a daily basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Municipal Securities. The Fund will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the

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responsibility of the corporate user (and/or any guarantor). In addition, the Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark to market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets.

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The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the

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option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this Statement of Additional Information.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Fund's Prospectus.

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An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond, however, the bonds in which the Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which the Fund invests bear income at an interest rate that is adjusted periodically, the value of the underlying "variable-rate" bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The Fund is not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its Underlying Index.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. It is also possible that for short periods of time, the Fund may not fully replicate the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of the Fund may not exactly replicate the composition of the Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

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Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tax Risks Associated with Municipal Securities

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Municipal Insurance

A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

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Municipal Market Disruption Risk

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

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Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 22 portfolios, one other exchange-traded fund with 70 portfolios advised by the Adviser and approximately 225 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2007	YQA Capital Management LLC (July 1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	92	None

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Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (46) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Assistant Vice President and Controller, Priority Health (September 2005-present); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	92	None

D. Mark McMillan (44) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Member, Bell, Boyd & Lloyd LLC (1989-Present)	92	None

Donald H. Wilson (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-Present), Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006- August 2007); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995- February 2006)	92	None

Philip M. Nussbaum (45) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (formerly, Betzold, Berg, Nussbaum & Heitman, Inc.); formerly, Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	92	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

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Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (44) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee and Chief Executive Officer	Since 2007	Managing Director, PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998- August 2002)	92	None

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (52) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Treasurer	Since 2007	Senior Vice President of Finance, PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994 to 2000); Vice President of Taxes, The ServiceMaster Company (1990 to 2000)

Kevin R. Gustafson (41) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2007	General Counsel and Chief Compliance Officer, PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

Keith Ovitt (44) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2007	Managing Director, PowerShares Capital Management LLC (April 2003-Present); President, Ovitech (2002-2003); Vice President of Information Systems for DFG Foods, LLC (Division of FoodBrands America/Tyson Foods) (1999-2002); Systems Manager, Nabisco
Biscuit Company (1997-1999)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Trustee/Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares VRDO Tax- Free Weekly Portfolio (As of December 31, 2006)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2006)
Ronn R. Bagge	None	over $100,000
Marc M. Kole	None	over $100,000
D. Mark McMillan	None	None
Philip M. Nussbaum	None	$10,001-$50,000
Donald H. Wilson	None	None
H. Bruce Bond	None	over $100,000

As of the date of this Statement of Additional Information, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

The Trust and the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") pay each Independent Trustee an annual retainer of $130,000 for their service as Trustee, half of which is allocated pro rata between the

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funds of the Trust and the Initial Trust, and the other half of which is allocated between the Fund and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Fund has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Initial Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met 4 times during the fiscal year ended October 31, 2007.

The Board has an Audit Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2007, the Audit Committee held 2 meetings.

The Board also has a Nominating and Governance Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. During the fiscal year ended October 31, 2007, the Nominating and Governance Committee held 2 meetings.

The Trustees fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2007 (none of which was paid by the Fund):

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Ronn R. Bagge(2)	$2,700	N/A	$116,288
Marc M. Kole	$2,500	N/A	$105,840
D. Mark McMillan(2)	$2,500	N/A	$106,664
Philip M. Nussbaum(2)	$2,700	N/A	$115,153
Donald H. Wilson	$2,500	N/A	$99,746
H. Bruce Bond	N/A	N/A	N/A

(1)  Effective April 1, 2007, each Independent Trustee receives an annual retainer of $130,000, half of which is allocated pro rata between the Trust and the Initial Trust, and the other half of which is allocated between the funds of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner.

(2)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the Trust and the series of the Initial Trust as of October 31, 2007 before deferral by the Trustees under the DC Plan. As of October 31, 2007, the values of the deferral accounts for Messrs. Bagge, McMillan and Nussbaum pursuant to the DC Plan were $1,050, $10,832 and $11,655, respectively.

As of the date of this Statement of Additional Information, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

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Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. PowerShares uses a team of portfolio managers, investment strategists and other investment specialists (the "Portfolio Managers"). This team approach brings together many disciplines and leverages PowerShares extensive resources. John W. Southard Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the company. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Fund is Mr. Fang.

As of October 31, 2007, in addition to 19 Funds of the Trust, Mr. Southard managed the 70 portfolios of the Initial Trust with a total of approximately $14.3 billion in assets, no pooled investment vehicles and no other accounts.

As of October 31, 2007, in addition to 19 Funds of the Trust, Mr. Hubbard managed the 70 portfolios of the Initial Trust with a total of approximately $14.3 billion in assets, no pooled investment vehicles and no other accounts.

As of October 31, 2007, in addition to 19 Funds of the Trust, Mr. Reitmann managed the 70 portfolios of the Initial Trust with a total of approximately $14.3 billion in assets, no pooled investment vehicles and no other accounts.

As of October 31, 2007, Mr. Kernagis managed 5 portfolios of the Trust with approximately $70.9 million in assets, no pooled investment vehicles and no other accounts.

As of October 31, 2007, Mr. Fang managed 5 portfolios of the Trust with approximately $70.9 million in assets, no pooled investment vehicles and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2007, Messrs. Southard, Hubbard, Reitmann and Kernagis did not own any securities of the Trust.

The portfolio holdings of Mr. Fang as of October 31, 2007, are shown below.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Developed International Opportunities Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares Global Water Portfolio		X

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Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, litigation expenses and other extraordinary expenses. For its services to the Fund, the Fund has agreed to pay an annual fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Fee
PowerShares VRDO Tax-Free Weekly Portfolio	0.25% of average daily net assets

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. On September 18, 2006, INVESCO PLC acquired PowerShares Capital Management LLC. INVESCO PLC is an independent global investment manager.

Administrator. The Bank of New York Mellon ("BONY" or the "Administrator") serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, NY 10286. BONY serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BONY will generally assist in all aspects of the Trust's and the Fund's operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, NY 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Fund's assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to the fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

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Distributor. AIM Distributors, Inc. (the "Distributor") is the distributor of the Fund's Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Provider. Thomson Financial Services ("Thomson") and the Thomson Municipal Market Data VRDO Index are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Thomson or any of its affiliates or subsidiaries. Thomson and Municipal Market Data, as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Thomson and Municipal Market Data are licensing certain trademarks, the Underlying Index and trade names which are composed by Thomson and Municipal Market Data without regard to the Underlying Index, this product or any investor. The PowerShares VRDO Tax-Free Weekly Portfolio is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The Fund is not sponsored, endorsed, sold or promoted by Thomson or any subsidiary or affiliate of Thomson, including Municipal Market Data. The Thomson Municipal Market Data VRDO Index is the exclusive property of Thomson. "Thomson" and "Municipal Market Data" are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Fund or the advisability of investing in securities generally. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation to take the needs of the Fund, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of the product.

NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY

16

OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THOMSON, ANY AFFILIATE OF THOMSON OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THOMSON AND THE ADVISER, THE FUND OR THE DISTRIBUTOR.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Thomson trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Thomson to determine whether Thomson's permission is required. Under no circumstances may any person or entity claim any affiliation with Thomson without the written permission of Thomson.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

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ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 22 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of the Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Trust's Declaration of Trust in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration of Trust.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust (the "Declaration") provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such

18

person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. As of the date of this Statement of Additional Information, the Adviser beneficially owned all of the voting securities of the Fund.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers,

19

dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this Statement of Additional Information. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth

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quarters. Form N-Q for the Fund will be available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q, when available, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund's Form N-Q and Form N-CSR will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy.

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, in the event that the Fund were to permit or require Creation Units to be issued in-kind, a basket composition file, which would include the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, would be publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and the Exchanges will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of the Fund generally will be sold for cash only, calculated based on the net asset value per share multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus a fixed transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of municipal securities ("Deposit Securities") and a cash payment referred to as the "Cash Component." The Cash Component represents the difference between the NAV of a Creation Unit as the Market Value of the Deposit Securities. The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable to the securities held by the Fund.

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The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC (discussed below), will make available on each Business Day, prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Deposit Cash and/or Deposit Securities and the Cash Component constitute the Fund Deposit, which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the Exchanges ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or

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requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of cash and/or securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. on the Settlement Date. The "Settlement Date" for the Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

In accordance with the Fund's Participant Agreement, Creation Unit Aggregations will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;

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(ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the PowerShares VRDO Tax-Free Weekly Portfolio will be $500.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange on which the Fund's Shares trade (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

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The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.

The standard Redemption Transaction fee for the Fund is $500. The maximum Redemption Transaction Fee for the Fund is $2,000.

Orders to redeem Creation Units of the Fund must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. (3:00 p.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. on such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

TAXES

The Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in the fund do not offset gains in any other fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more

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of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Fund expects to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder's state of residence, exempt-interest dividends paid by the Fund from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes.

If a shareholder receives exempt-interest dividends with respect to any share of the Fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRS may require a shareholder in the Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Fund that unexpectedly represents income derived from certain revenue or private activity bonds held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from the Fund may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

The Fund may make investments that are subject to special federal income tax rules, such as investments in futures, options, swap contracts, cash and cash equivalents, including money market funds, and other VRDO securities not included in the Underlying Index. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from the Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011, and all dividends will be taxed at ordinary income rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income,

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tax-exempt income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed the Trust's current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Any market discount recognized by the Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions paid by the Fund to shareholders who are nonresident aliens or foreign entities ("Non-U.S. Shareholders") that are derived from VRDO tax-exempt bonds, and that are properly designated as exempt-interest dividends, will generally not be subject to U.S. withholding tax. Distributions of ordinary income paid to Non-U.S. Shareholders that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless an exemption applies or a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, with respect to taxable years of the Fund beginning before January 1, 2008, the portion of ordinary distributions paid to Non-U.S. Shareholders that are properly designated by the Fund as "short-term capital gain dividends" or "interest-related dividends" (generally, interest, original issue discount and market discount on bonds of a U.S. Issuer) will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.

Non-U.S. Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on capital gains dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Gains on the sale of shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of U.S. income tax or withholding tax to their investment in the Fund.

If, for any calendar year, the total distributions made exceed the Trust's current and accumulated earnings and profit, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her

27

shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, serves as the Fund's independent registered public accounting firm. They audit the Fund's financial statements and perform other related audit services.

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APPENDIX A

POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supersede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

6.  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan

10.  Establish 401(k) Plan

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio

With respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.